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        STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE--MODIFIED NET
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

      [LOGO OF AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION APPEARS HERE]



1.   Basic Provisions ("Basic Provisions").

     1.1     Parties: This Lease ("Lease"), dated for reference purposes only,
November 26             , 1996 is made by and between          Bedford Property
------------------------    --                        --------------------------
Investors, Inc., a Maryland corporation      ("Lessor") and   Leslie's Poolmart
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(Inc.), a California corporation ("Lessee"), (collectively the "Parties," or
--------------------------------
individually a "Party").

     1.2(a) Premises: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease,
commonly known by the street address of 1595 Dupont Avenue            , located
                                        ------------------------------
in the City of Ontario County of San Bernadino    , State of California    ,
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with zip code 91761 , as outlined on Exhibit  A attached hereto, plus the area indicated on Exhibit A as the "Truck Parking Area"; provided that Lessor shall have access to this Truck Parking Area during normal business hours, and at other times upon reasonable advance notice to Lessee, for the purpose of repairing, replacing and maintaining the Truck Parking Area and the landscaping appurtenant thereto ("Premises"). The "Building" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): approximately 183,244 sq. ft. concrete tilt-up building at
                  ----------------------------------------------------------
1595 Dupont Ave., Ontario, CA; part of a larger complex located at
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1505/1555/1595 Dupont Ave.. In addition to Lessee's rights to use and occupy the
--------------------------
Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements therein, are herein collectively referred to as the "Industrial Center." (Also see Paragraph 2.)

     1.2(b)  Parking: No more than 202   unreserved vehicle parking spaces
                      ------------------
("Unreserved Parking Spaces"); (Also see Paragraph 2.6.)

     1.3     Term: See Addendum                       (Also see Paragraph 3.)
                   -----------------------------------

     1.4     Early Possession: See Addendum    (Also see Paragraphs 3.2 and 3.3)
                               ----------------

     1.5     Base Rent: $See Addendum   per month ("Base Rent"), payable on the
                         --------------
First (1st)   day of each month commencing on the Commencement Date (Also see
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Paragraph 4.)

[_] If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum _________, attached hereto.

     1.6(a)  Base Rent Paid Upon Execution: $43,798 as Base Rent for the period
                                             ------
of the third (3rd) month of the term.
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     1.6(b)  Lessee's Share of Common Area Operating Expenses: See Addendum
                                                               -----------------

     1.7     Security Deposit: $_______________

     1.8     Permitted Use: See Addendum
                            ----------------------------------------------------

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               ("Permitted Use") (Also see Paragraph 6.)
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     1.9     Insuring Party. Lessor is the "Insuring Party." (Also see Paragraph
8.)

     1.10(a) Real Estate Brokers. The following real estate broker(s) (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

[X]  CB Commercial                      represents Lessor exclusively ("Lessor's
     -----------------------------------
Broker");
[X]  Grubb & Ellis Company              represents Lessee exclusively ("Lessee's
     -----------------------------------
Broker"); or

     1.12    Addends and Exhibits. Attached hereto is an Addendum or Addenda
consisting of Paragraphs    1     through  18      , and Exhibits   A
                        ----------       ----------              ----------
through    E      , all of which constitute a part of this Lease.
       -----------

2.   Premises, Parking and Common Areas.

     2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2 Condition. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within sixty (60) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. Notwithstanding the foregoing, Lessor hereby warrants that (i) the heating, ventilating and air conditioning system ("HVAC") currently existing in the Premises (and not any HVAC system installed by or for Lessee as part of the Improvements to be constructed by Lessee pursuant to Exhibit C hereto, which Lessee shall repair or replace at its sole cost and expense) shall be in good working order, condition and repair for a period of nine (9) months following the Commencement Date, and (ii) Lessor shall be responsible for repairing or replacing latent defects in the construction of the Building (other than latent defects in the Improvements to be constructed by Lessee pursuant to Exhibit C hereto, which Lessee shall repair or replace at its sole cost and expense).

     2.3 Compliance with Covenants, Restrictions and Building Code. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within nine (9) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

     2.4     Acceptance of the Premises. Lessee acknowledges that it has
             --------------------------
inspected and knows the condition of the Premises, and has satisfied itself with respect thereto and the suitability of the Premises for Lessee's intended use. Except as expressly provided in this Lease, Lessee accepts the Premises in their condition existing as of the Early Possession Date, subject to all applicable zoning, municipal, county, state and federal laws, ordinances and regulations governing and regulating the use or occupancy of the Premises, including without limitation the Americans With Disabilities Act, all laws, ordinances and regulations governing Hazardous Substances and any covenants or restrictions of record (hereinafter "Applicable Laws"), and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor any employee or agent of Lessor has made any representation or warranty to Lessee as to the condition of the Premises, except as expressly set forth in Sections 2.2 and 2.3, above, or the present or future suitability of the Premises for the conduct of Lessee's business. Lessee, at its sole cost and expense, shall comply with all Applicable Laws related to the particular manner in which Lessee uses or occupies the Premises. Lessor acknowledges receipt of a letter from Lessee to Dave Ariss, Managing Director of California Commerce Center of which the Industrial Center is a part, wherein Lessee's and its subtenant, Leslie's Pool Brite's, use of the Premises for their intended purposes was approved by Dave Ariss on behalf of California Commerce Center, and agrees that Lessor shall not object to the use of the Premises made by Lessee and Leslie's Pool Brite as being in violation of the California Commerce Center covenants, conditions and restrictions.

     2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

(C) American Industrial Real Estate Association 1993
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        2.6   Vehicle Parking. Lessee shall be entitled to use the number of
Unreserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded in the area identified on Exhibit A hereto as the "Truck Parking Area." (Also see Paragraph 2.9.)

              (a) Lessee shall not permit or allow any vehicles that belong to or controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

              (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.8, then Lessor shall have the right, upon notice to Lessee at the Premises, in addition to such other rights and remedies that it may have to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

              (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Application Law.

        2.7 Common Area - Definition. The term "Common Areas" is defined as all areas and faciliates outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, and landscaped areas.

        2.8 Common Areas - Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and priviledges reserved by Lessor under the terms hereof or under the terms of any reasonable and non-discriminatory rules and regulations or restrictions governing the use of the Industrial Center, and which Lessee has notice of. Lessee hereby agrees that Lessee has notice of the terms and conditions of this Lease, including without limitation, the rules and regulations attached hereto as Exhibit D, all covenants, conditions and restrictions currently of record affecting the Premises, and all zoning and other building and land use regulations governing the Premises. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time, in the event that any unauthorized storage shall occur, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

        2.9 Common Areas - Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend, and enforce reasonable and non-discriminatory Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

        2.10 Common Area - Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

              (a) To make changes to the Common areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

              (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

              (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common areas;

              (d) To add additional buildings and improvements to the Common Areas;

              (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

              (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate. Notwithstanding the foregoing, in no event shall any changes to the Industrial Center or the Common Areas thereof voluntarily undertaken by Lessor (and not under threat of condemnation) materially and adversely affect Lessee's access to, or the parking or loading for, the Premises. With respect to the area noted on Exhibit A hereto as the "Truck Parking Area", such area shall be deemed to be part of the Premises and not part of the Common Areas; provided, however, that such Truck Parking Area shall be maintained by Lessor along with the Common Areas. The cost of such maintenance shall be a Reimbursable Cost (as defined in Paragraph 4 of the Addendum attached hereto) attributable to the Building.

3.   Term

        3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3

        3.2 Early Possession. If an Early Possession Date is specified in Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including but not limited to the obligations to carry the insurance required by paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

        3.3 Delay in Possession. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date. Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of the said sixty (60) day period, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided furthur, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

4.   Rent.

        4.1 Base Rent. Lessee shall pay Base Rent and other rent charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, except as specifically provided in Paragraph 10 of Exhibit C hereto on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

        4.2 Common Area Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

              (a) "Common Area Operating Expenses" are defined, for purpose of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

                    (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                          (aa)   The Common Areas, including parking areas,
loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                          (bb)   Exterior signs and any tenant directories.

                          (cc)   Fire detection and sprinkler systems.

                    (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

                    (iii) Property management and security services and the costs of any environmental inspections of Common Areas.

                    (iv) Real Property Taxes (as defined in Paragraph 10.2) to be paid by Lessor for the Building and the Common Areas under Paragraph 10 hereof.

                    (v) The cost of the premiums for the insurance policies maintained by Lessor under Paragraph 8 hereof.

                    (vi) Any commercially reasonable deductable portion of an insured loss (not including any deductible any Lessor's earthquake coverage) concerning the Building of the Common Areas, it being agreed between Lessor and Lessee that Lessor's insurance deductible as specified in Section 8.3 hereof is deemed to be commercially reasonable.

                    (vii) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

              (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitable allocated by Lessor to all buildings in the Industrial Center.

              (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide these services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

              (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within thirty (30) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor prior to the Commencement Date and thereafter the end of each calendar year during the term hereof, based upon the prior year's Reimbursable Costs of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder, Lessor shall deliver to Lessee within one hundred twenty (120) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be credited the amount of such over-







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payment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within thirty (30) days after delivery by Lessor to Lessee of said statement. See Addendum

6.   Use.

     6.1  Permitted Use.

          (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8 and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that unreasonably disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

     6.2  Hazardous Substances.

          (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either; (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereto and asbestos or asbestos containing materials. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof. Notwithstanding the foregoing, and subject to the terms and conditions of this Lease, Lessor agrees that Lessee may use, process and store within the Premises only the following Hazardous
                                           ----
Substances without the need for additional security deposits or additional installations in the Premises (other than Lesses's Special Improvements, as defined in Exhibit C hereto), provided that Lessee complies with all applicable federal, state and local laws, regulations and ordinances and all other Applicable Requirements governing the generation, use, manufacture, transportation, storage, disposal, spill or release of such Hazardous
Substances:

          a.  Sodium Dichloroisocyanurate, dihydrate
          b.  Sodium Dichloro-s-triazainetrione, dihydrate
          c.  Sodium Persulfate
          d.  Trichloroisocyanuric Acid
          e.  Trichloro-s-triazainetrione
          f.  1-Bromo-3-Chloro-5,5-Dimethylhydantoin
          g.  Calcium Hypochlorite
          h.  Sodium Dichloroisocyanuric Acid, Anhydrous
          i.  Sodium Dichloro-s-triazainetrione, Anhydrous

          From and after the Early Possession Date, Lessee shall be solely responsible for any release of, or contamination caused by, the aforementioned Hazardous Substances and any other Hazardous Substances brought onto the Industrial Center by or for Lessee. In the event that Lessee shall desire to generate, use, manufacture, transport, store, or dispose of Hazardous Substances other than those specifically listed above, Lessee shall obtain Lessor's prior written consent thereto, which consent shall not be unreasonably withheld or delayed, but which consent may be conditioned upon Lessee's providing Lessor with adequate assurances that such Hazardous Substances will not expose the Building, the Industrial Center, and/or the tenants, users and customers thereof to any risk of physical harm or property damage.

          (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance brought onto the Industrial Center by or for Lessee, has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system). Lessor acknowledges that Leslie's Pool Brite, a California corporation, a Lessor approved subtenant of Lessee, may vent certain fumes as part of its operations in the Premises. Lessor hereby agrees that the venting of such fumes shall not constitute a spill or release of a Hazardous Substance by Lessee or it subtenant, provided that such venting of fumes is properly performed and permitted in accordance with all Applicable Laws relating thereto, including without limitation all requirements of the South Coast Air Quality Management District.

          (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages (whether direct or consequential, including, without limitation, any diminution in the value of the Premises or the Industrial Center) liabilities, judgements, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement. Lessor shall indemnify, protect, defend and hold Lessee harmless from and against any and all claims, judgements, damages, penalties, fines, liabilities, losses, suits, administrative proceedings and costs (including, but not limited to, reasonable attorneys' and consultants' fees) arising out of or involving any Hazardous Substance brought onto the Premises by Lessor, its employees, agents or contractors; provided, however, that the foregoing indemnity shall not apply to any Hazardous Substances that were not brought onto the Premises by Lessor, its employees, agents or contractors, notwithstanding that Lessor may be held legally responsible for such Hazardous Substances because Lessor is the owner of the Premises, or otherwise.

     6.3 Lessee's Compliance with Requirements. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants (in the event, and only in the event, that there has been a spill or release of Hazardous Substances for which Lessee is responsible hereunder, it being understood and agreed between Lessor and Lessee that absent such a spill or release, Lessor's engineers or consultants shall not direct the manner in which Lessee utilizes or stores those Hazardous Substances which Lessee is allowed to use hereunder) relating in any manner to Lessee's particular use and/or occupancy of the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and
(iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within fifteen (15) days after receipt of Lessor's written request (except in the case of an emergency, in which event Lessee shall provide such information immediately) provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, compliant or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

     6.4 Inspection; Compliance with Law. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. Notwithstanding the foregoing, in no event shall Lessor's inspection rights hereunder materially interfere with Lessee's business operations in the Premises, unless there has been a spill or release of Hazardous Substances. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, if found to exist or to be imminent, or unless the inspection in requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

          If at any time during the term Lessee knows or believes that any spill or release of any Hazardous Substance for which Lessee is responsible hereunder has come or will come to be located upon, about, or beneath the Premises, then Lessee shall, as soon as reasonably possible, either prior to the release or spill or following the discovery thereof by Lessee, giver verbal and follow-up written notice of that condition to Lessor. Lessee covenants to investigate, clean up and otherwise remediate any spill or release of any Hazardous Substance for which Lessee is responsible hereunder at Lessee's cost and expense. Any such investigation, cleanup and remediation shall be performed only after Lessee has obtained Lessor's written consent, which shall not be unreasonably withheld; provided, however, that Lessee shall be entitled to respond immediately to an emergency without first obtaining Lessor's written consent. All cleanup and remediation shall be done in accordance with all Applicable Laws relating thereto and to the standard required by the governmental authorities having jurisdiction thereover; provided, however, that Lessee shall be solely responsible for reimbursing the Lessor for any diminution in the value of the Industrial Center or the Premises caused a result of such spill or release of Hazardous Substances.

7.   Maintenance, Repairs, Utility Installations, Trade Fixtures and
     Alterations.

     7.1  Lessee's Obligations.

     (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation) and reasonable wear and tear Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

     (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

     (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after thirty (30) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair; in accordance with Paragraph 13.2 below.

     7.2 Lessor's Obligations. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair.

     7.3  Utility Installations, Trade Fixtures, Alterations.

          (a) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Leasee's machinery and equipment which can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "Lessee-Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make Alterations and Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, provided that Lessee complies with all the following terms and conditions: (i) all such Alterations and Utility Installations shall be made at Lessee's sole cost and expense, including any additional requirements or conditions imposed upon Lessee or Lessor as a result of Lessee's desire to make such Alterations and Utility Installations, (ii) all such Alterations and Utility Installations shall not be visible from the exterior of the Premises, (iii) all such Alterations and Utility Installations shall not affect the roof or structural portions of the Premises, (iv) all such Alterations and Utility Installations shall not affect the existing utility and mechanical systems serving the Premises, including without limitation the HVAC, plumbing, electrical, fire safety and sprinkler systems, (v) all such Alterations and Utility Installations shall be properly approved and permitted by all governmental authorities having jurisdiction thereover, shall be expeditiously commenced and completed, shall be performed in a good and workmanlike manner using new materials and otherwise in conformance with all Applicable Laws, and shall be constructed by a California licensed contractor which carries a policy of commercial general liability insurance in an amount not less than $500,000.00 per occurrence, with Lessor named as additional insured thereunder, (vi) all such Alterations and Utility Installations shall not cost, in the aggregate, more than Thirty Thousand Dollars ($30,000.00) in any one calendar year, or more than One Hundred Fifty Thousand Dollars ($150,000.00) in the aggregate during the Lease term, (vii) Lessee shall give Lessor not less than ten (10) days prior written notice of the date that Lessee intends to commence such Alterations and Utility Installations so that Lessor may post notices of non-responsibility with respect thereto,
(viii) unless otherwise agreed to in writing by Lessor, all such Alterations and Utility Installations shall be removed by Lessee prior to the expiration or earlier termination of this Lease, and the Premises restored to the condition existing prior to the making of such Alterations and Utility Installations. In the event that Lessee desires not to remove all such Alterations and Utility Installations, Lessee shall provide Lessor, along with the notice specified in subsection (vii) above, with (a) a written request that such Alterations and Utility Installations need not be removed, (b) plans and specifications for such Alterations and Utility Installations, and (c) such other information as is reasonably necessary for Lessor to understand the nature and extent of the proposed Alterations and Utility Installations. Lessor shall respond in writing to Lessee within five (5) business days following receipt of all the information specified above, notifying Lessee whether or not such Alterations and Utility Installations need be removed and the Premises restored upon the expiration or earlier termination of this Lease.

          (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor.

          (c) Lien Protection. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide if it is to its best interest to do so.

     7.4  Ownership, Removal, Surrender, and Restoration.

          (a) Ownership. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee; provided, however, that in the event that this Lease is terminated as a result of damage or destruction to the Premises, any insurance proceeds related to Lessee's Special Improvements and Lessee-Owned Alterations and Utility Installations shall belong solely to Lessee.

          (b) Removal. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of the Lessor.

          (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear and damage, destruction or condemnation covered by Paragraphs 9 and 13 herein excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the Installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.        Insurance; Indemnity.

     8.1 Payment of Premiums. The cost of the premiums for the insurance policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be pro-rated to coincide with the corresponding Commencement Date or Expiration Date.

     8.2  Liability Insurance.

          (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than See Addendum with an "Additional Insured-Managers or Lessors of Premises' endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (b) Carried by Lessor. Lessor shall also maintain liability insurance in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall be named as an additional insured therein; provided, however, that Lessee's liability insurance policy shall be primary, non-contributing with and not in excess of Lessor's policy.

     8.3  Property Insurance-Building, Improvements and Rental Value.

          (a) Building and Improvements. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be a standard "All Risk" policy of property insurance, in an amount equal to the full replacement value of the Building (exclusive of foundations and footings), with a deductible not in excess of Ten Thousand Dollars ($10,000.00.) Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against the perils of earthquake.

          (b) Rental Value. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for a period of twelve (12) months.

          (c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

          (d) Lessee's Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

     8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the insuring Party under Paragraph 8.3(a). Such insurance shall be a full replacement cost coverage with a deductible not to exceed Ten Thousand Dollars ($10,000.00) per occurrence; provided that in no event shall Lessor be responsible to Lessee for any amount paid by Lessee as part of a deductible payment made by Lessee in connection with the aforesaid property insurance. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force. Lessee shall also carry business interruption/loss of income insurance in an amount equal to Lessee's lost revenues for a period of twelve (12) months (including without limitation, lost revenues in Lessee's retail facilities) as a result of Lessee's inability to utilize the Premises to any extent. Notwithstanding the foregoing, Lessee may elect to self insure for its personal property insurance and business interruption/loss of income insurance.

     8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in


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

this Paragraph 8, Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancellable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies furnish Lessor with evidence of renewals or "Insurance binders" evidencing renewal thereof or certificates of insurance evidencing that Lessee continues to carry the insurance required to be carried by Lessee herein, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand.

     8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property or for loss of revenue or income arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried of required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage and business interruption/loss of income insurance or rental loss insurance, as applicable insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7  Indemnity, Lessee's Indemnity. Subject to the provisions of Section
          -----------------------------
8.6 of this Lease and Paragraph 15 of the Addendum hereto, Lessee, as a material part of the consideration to be rendered to Lessor, shall indemnify, defend, protect and hold harmless Lessor and all partners, shareholders, directors, officers, employees and agents of Lessor (collectively, "Lessor Parties") against all actions, claims, demands, damages, liabilities, losses, penalties, fees (including without limitation reasonable attorneys' fees and costs) and expenses (collectively, "Claims and Damages") of any kind which may be brought or imposed upon the Lessor Parties or which the Lessor Parties may pay or incur by reason of injury to person or property, from whatever cause, all or in any way connected with the condition or use of the Premises, or the improvements or personal property therein or thereon, including without limitation any liability or injury to the person or property of Lessee, its partners, shareholders, directors, officers, employees and agents (the "Lessee Parties"), to the extent the same would be covered under a customary commercial general liability insurance policy with the Lessor named as an additional insured thereunder. Subject to the provisions of Section 8.6 of this Lease and Paragraph 15 of the Addendum hereto, Lessee also agrees to indemnify, defend and protect the Lessor Parties and hold them harmless from any and all Claim and Damages incurred in connection with or arising out of the negligence or willful misconduct of the Lessee Parties.


     Lessor's Indemnity. Subject to the provisions of Section 8.6 of this Lease
     ------------------
and Paragraph 15 of the Addendum hereto, Lessor, as a material part of the consideration to be rendered to Lessee, shall indemnify, defend, protect and hold harmless the Lessee Parties against all Claims and Damages of any kind which may be brought or imposed upon the Lessee Parties or which the Lessee Parties may pay or incur by reason of injury to person or property, from whatever cause, all or in any way connected with the condition or use of the Common Areas, or the improvements or personal property therein or thereon, including without limitation any liability or injury to the person or property of the Lessor Parties, to the extent the same would be covered under a customary commercial general liability insurance policy with the Lessee named as an additional insured thereunder. Subject to the provisions of Section 8.6 of this Lease and Paragraph 15 of the Addendum hereto, Lessor also agrees to indemnify, defend and protect the Lessee Parties and hold them harmless from any and all Claims and Damages incurred in connection with or arising out of the negligence or willful misconduct of the Lessor Parties.

        9.8 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

        9.9 Waiver of Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.     Real Property Taxes.

        10.1 Payments of Taxes. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center prior to delinquency and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

        10.2 Real Property Tax Definition. As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street drainage, or other Improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

        10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined as follows: Lessee shall pay, as additional rent to Lessor, its "pro rata share" of all Real Property Taxes stated in the tax bill in which the Premises are included, including the parking and Common Areas, as well as the improvements on all of said land, or otherwise arising under the provisions of this Article 10. Pro rata share is defined as that fraction the numerator of which is the square footage in the Premises and the denominator of which is the gross leasable square footage included within the tax bill.

        10.5 Lessee's Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed to the premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12.     Assignment and Subletting.

        12.1 Lessor's Consent Required. Lessor and Lessee acknowledge that, although Lessee's stock is currently publicly traded, Lessee has informed Lessor of a proposed transaction whereby the current management of the Lessee intends to purchase all of the outstanding stock of Lessee such that the stock of the Lessee would no longer be publicly traded (the "Management Buyout.") The provisions of Sections 12.1 (b) and (c) below shall not apply to the Management Buyout.

              (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under the subject to the terms of Paragraph 36.

              (b) Provided that Lessee is or becomes a company whose stock shares are no longer publicly traded, a change in the control of Lessee shall constitute an assignment requiring Lessor's consent. During the initial three
(3) years of the term hereof, the transfer, on a cumulative basis, of more than twenty-five percent (25%), but less than fifty percent (50%), of the outstanding shares of Lessee, shall not constitute an assignment requiring Lessor's consent, provided that the current President and CEO of Lessee, Brian McDermott ("McDermott") remains employed by Lessee in his current capacity. In addition, during the initial three (3) years of the term hereof, the transfer, on a cumulative basis, of more than twenty-five percent (25%) of the outstanding shares of Lessee which causes or is accompanied by McDermott no longer being employed by Lessee in his current capacity shall constitute an assignment requiring Lessor's consent; provided, however, that Lessor may not withhold its consent to any such transaction if Lessee agrees to post with Lessor such security for Lessee's performance of this Lease (including, without limitation, cash, or a letter of credit, or a Lease guaranty) as is reasonable given the nature of the transaction proposed by Lessee, the reduction in the Net Worth of Lessee (as defined below), if any, which will occur thereby, and the increased risk to Lessor of Lessee's performance hereunder which is caused thereby. From and after the expiration of the initial three (3) years of the term hereof, a transfer of up to forty nine percent (49%) of the outstanding shares of Lessee shall not constitute an assignment requiring Lessor's consent, notwithstanding any changes in the employment status of McDermott. In any event, the transfer, on a cumulative basis, at any time during the term hereof, of fifty percent (50%) or more of the outstanding shares of Lessee shall constitute an assignment requiring Lessor's consent. The foregoing provisions shall not apply to the Management Buyout.

              (c) The involvement of the Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, re-financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction in the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent; provided, however, that Lessor may not withhold its consent to any transaction contemplated by this Section 12.1 (b) if Lessee agrees to post with Lessor such security for Lessee's performance of this Lease (including, without limitation, cash, or a letter of credit, or a Lease guaranty) as is reasonable given the nature of the transaction proposed by Lessee, the reduction in the Net Worth of Lessee which will occur thereby, and the increased risk to Lessor of Lessee's performance hereunder which is caused thereby. "Net Worth of Lessee" for purposed of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied. The foregoing provisions shall not initiate the Management Buyout.

              (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to terminate this Lease.

              (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

        12.2  Terms and Conditions Applicable to Assignment and Subletting.

              (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

              (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

              (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto upon notification to Lessee unless Lessee has been released from its obligations hereunder pursuant to Paragraph 9.F of the Addendum herein, or otherwise, and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

              (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

              (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

              (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

     12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

            (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur under Paragraphs 13.1(b), 13.1(d)(to the extent that Lessor expends sums in curing such Breach) and 13.1(e) in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease, Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, from any such rents and other charges so paid by said sublessee to Lessor.

            (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

            (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

13.  Default;Breach;Remedies.

     13.1 Default; Breach. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350,000 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "Default" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

            (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

            (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder (hereinafter, "Additional Rent") as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee. Notwithstanding the foregoing, no more often than once each twelve (12) months during the term hereof, Lessor shall provide Lessee with written notice of Lessee's failure to timely pay Base Rent or Additional Rent, and provided that Lessee pays such Base Rent or Additional Rent to Lessor within ten (10) days following Lessee's receipt of Lessor's written notice, Lessee shall not be deemed to be in default hereunder. In all events Lessor shall give Lessee such notice of non-payment of Base Rent and/or Additional Rent, and/or of Lessee's non-performance of any provision of this Lease as is required by California law, prior to instituting any action in unlawful detainer to dispossess Lessee from the Premises.

            (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, If applicable) of (I) compliance with Applicable Requirements per Paragraph 6.3 (II) the inspection, maintenance and service contracts required under Paragraph 7.1(b) (III) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (IV) a Tenancy Statement per Paragraphs 16 or 37, (V) the subordination or non-subordination of this Lease per Paragraph 30, (VI) the guaranty of the Performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (VII) the execution of any document requested under Paragraph 42 (easements), or (VIII) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

            (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, compiled with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

            (e) The occurrence of any of the following events:(i) the making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within sixty (60) days; provided, however,in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

            (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

            (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

     13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within thirty (30) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor within thirty (30) days following Lessee's receipt of Lessor's invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check in the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may;

            (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee; (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided: and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages.

            (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

            (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

               (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

        13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to Incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor of Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to (i) One Thousand Dollars ($1000.00), if Lessee has failed to timely make a payment of Base Rent, or (ii) two percent (2%) of the past due sum, for all other payments due from Lessee to Lessor hereunder. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will Incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

        13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion. Notwithstanding the foregoing, in the event of an "emergency situation" (as defined below) that Lessee believes is Lessor's obligation to cure or remedy pursuant to the terms hereof, Lessee shall make reasonable attempts to notify Lessor of such emergency situation, but Lessee shall not be required to wait for Lessor to respond to such emergency situation. In the event of an emergency situation, Lessee may undertake to cure such emergency situation and thereafter bill Lessor for the reasonable cost thereof. In the event that Lessor shall dispute that it was Lessor's obligation under this Lease to cure or remedy the emergency situation, the dispute, if not resolved by Lessor and Lessee through negotiation, shall, upon written notice from either party to the other, be submitted to arbitration under the commercial arbitration rules of the American Arbitration Association. If such dispute is arbitrated, the losing party in such dispute shall pay all the fees and costs of the American Arbitration Association in such arbitration, including without limitation, the fee for the arbitrator. As used herein, an "emergency situation" is any situation that poses a present danger of personal injury or property damage.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether (such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's Share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority, Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.     Brokers'.

        15.4 Representations and Warranties. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction, Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.     Tenancy and Financial Statements.

        16.1 Tenancy Statement. Each Party (as "Responding Party") shall within thirty (30) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing, acknowledging the commencement and termination dates of this Lease, that it is in full force and effect, has not been modified (or if it has, stating such modifications), stating the Base Rent and Additional Rent payable thereunder, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

        16.2 Financial Statement. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor either (i) if Lessee is then a publicly owned company, a copy of Lessee's most recent 10Q or 10K filing with the SEC, or (ii) if Lessee is then a company whose stock is not publicly traded, a copy of Lessee's audited financial statement for the preceding calendar year, or if available, more current audited financial statements. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, and the assumption by such transferee or assignee from the date of such assignment or transfer of the landlord's obligations under this Lease, the prior Lessor shall be relieved of all liablity with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor or Lessee hereunder, other than late charges, not received by Lessor or Lessee within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provide for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or other Agreements. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.

23.     Notices.

        23.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

        23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notice delivered by United States Express Mail or overnight courier that guarantees next day




MULT-TENANT-MODIFIED NET
(R) American Industrial Real Estate Association 1993 delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by either party hereto of the Default or Breach of any term, covenant or condition hereof by the other party hereto shall be deemed a waiver of any other term covenant or condition hereof, or of any subsequent Default or Breach by such party of the same or any other term, covenant or condition hereof Either party's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of such party's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to one hundred twenty five percent (125%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.   Subordination; Attornment; Non-Disturbance.

      30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

      30.2 Attornment. Subject to the non-disturbance provision of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (I) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (II) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (III) be bound by prepayment of more than one month's rent.

      30.3 Non-Disturbance. With respect to Security Devices currently encumbering the Premises, it is acknowledged and agreed between the parties hereto that The Prudential Insurance Company of America ("Prudential") is currently the beneficiary under a deed of trust encumbering the Premise, and that Lessor has requested that Prudential enter into a non-disturbance agreement with Lessee with respect to this Lease. With respect to any Security Devices entered into by Lessor after the execution of this lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender in a commercially reasonable form, that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. With respect to the Security Device currently encumbering the Premises in favor Prudential, Lessor shall deliver to Lessee, prior to the parties' full execution and delivery of this Lease, a non-disturbance agreement in favor of Lessee, in the form attached hereto as Exhibit E, executed and acknowledged by Purdential. In the event Lessor does not deliver to Lessee such executed and acknowledged non-disturbance agreement within thirty (30) days following the Early Possession Date, Lessee shall have the right to terminate this Lease, exercisable within ten (10) days thereafter upon ten (10) days written notice to Lessor, which termination shall be effective if Lessor does not provide Lessee with the executed and acknowledged non-distrubance agreement within such ten (10) day period. In the event that Lessee shall elect to so terminate this Lease, (i) Lessee shall remove, at its sole cost and expense, all Improvements (as defined in Exhibit C hereto) constructed by Lessee to the date of such termination and restore the Premises to the condition existing prior to such construction, and (ii) Lessor, notwithstanding anything to the contrary contained in this Lease, shall have no obligation to partially or totally reimburse Lessee for the cost of constructing any Improvements.

      30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorneys' Fees. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times upon reasonable advance notice to Lessee at the Premises, for the purpose of showing the same to prospective, purchasers, lenders, or lessees (provided, however, with respect to showing the Premises to proposed lessees, such inspection shall only take place during the last one hundred eighty (180) days of the term hereof) and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee; provided that Lessor shall use commercially reasonable efforts not to materially and adversely affect Lessee's use and occupation of the Premises as a result of such entry by Lessor, but Lessor shall not be obligated to expend any additional sums beyond what Lessor would otherwise pay in performing any alterations, repairs, replacements or improvements to the Premises in order not to affect Lessee's use and occupation of the Premises.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building; provided, however, that Lessee shall be entitled to install or place all items on or through the roof as are shown on Final Plans for the Improvements, as specified in Exhibit C hereto.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

35.   Consents.

           (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment & subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

           (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

See Addendum

38. Quiet Possession. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

40. Rules and Regulations. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees. Lessor's current Rules and Regulations are attached hereto as Exhibit D.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations, Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions. Lessor shall reimburse Lessee for Lessee's actual and reasonable attorneys' fees and cost incurred in connection with Lessee's review of any such documents, not to exceed the sum of Fifteen Hundred Dollars ($1,500.00), upon receipt of bills or invoices evidencing such expenditure by Lessee.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change. Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.


                See Addendum

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO, THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

                IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.


The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.


Executed at:  Lafayette CA                 Executed at:  Chatsworth, California
            -------------------------                  -------------------------
on:  11/27/96                              on:  11/26/96
   ----------------------------------         ----------------------------------


By LESSOR:                                 By LESSEE:

     BEDFORD PROPERTY INVESTORS, INC.,     LESLIE'S POOLMART (INC.),
--------------------------------------     -------------------------------------
     a Maryland corporation                a California corporation
--------------------------------------     -------------------------------------
By: /s/ Jim Moore                          By: /s/ Brian McDermott
   -----------------------------------        ----------------------------------
Name Printed: Jim Moore                    Name Printed: Brian McDermott
             -------------------------                  ------------------------
Title:  VP Mgr                             Title:  CEO & President
      --------------------------------           -------------------------------
By:                                        By: /s/ Cynthia G. Watts
   -----------------------------------        ----------------------------------
Name Printed:                              Name Printed:  Cynthia G. Watts
             -------------------------                  ------------------------
Title:                                     Title:  VP & Secretary
      --------------------------------           -------------------------------
Address:                                   Address:
        ------------------------------             -----------------------------

--------------------------------------     -------------------------------------
Telephone:(   )                           Telephone:(818) 993-4212
               -----------------------                   -----------------------
Facsimile:(   )                           Facsimile:(818) 885-0292
               -----------------------                   -----------------------


NOTE: These forms are often modified to meet changing requirements of law and needs of industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower Street, Suite 600, Los Angeles, CA 90017. (213) 687-8777.

(C)1993 by American Industrial Real Estate Association. All rights reserved. No part of these words may be reproduced in any form without permission in writing.

                               ADDENDUM TO LEASE
                            DATED NOVEMBER  , 1996
                                  ----------------
                   BETWEEN BEDFORD PROPERTY INVESTORS, INC.,
                     a Maryland corporation ("LESSOR") AND
         LESLIE'S POOLMART (INC), a California corporation ("LESSEE")
         -------------------------------------------------
                       FOR PREMISES GENERALLY LOCATED AT
                    1595 DUPONT AVENUE, ONTARIO, CALIFORNIA
                    ----------------------------



This Addendum is intended to supplement, but not supersede (unless specifically so stated), the provisions of the Lease described above (the "Lease"), and the provisions hereof are hereby incorporated into the Lease. Any capitalized term is hereby given the same meaning as set forth in the Lease. In the event of any conflict between any provision of this Addendum and any provision of the Lease, the provision of this Addendum shall control.

1.   The following is hereby added to Section 1.3, Term:

     Term. The "Original Term" shall commence on the earlier to occur of (i) the
     ----
     date that Lessee substantially completes the Improvements (as defined in Exhibit C hereto) such that Lessee can utilize the Premises for Lessee's intended use, notwithstanding minor incomplete or defective items that do not materially prevent Lessee from utilizing the Premises, or (ii) subject to "Force Majeure" (as defined below), eight (8) weeks following the Early Possession Date (the "Commencement Date"), and shall continue for One
                                                                       ---
     Hundred Twenty (120) months, plus any partial month at the beginning of the
     --------------------
     term if the Commencement Date is other than the first day of a calendar month (the "Expiration Date.") Notwithstanding the foregoing, Lessor and Lessee acknowledge and agree that both Lessor and Lessee shall have a right to terminate this Lease pursuant to and in accordance with the terms and conditions set forth in Section 5 of Exhibit C hereto. Within thirty (30) days following the Commencement Date, Lessee shall execute and deliver to Lessor a written acknowledgment of the Commencement Date in the form attached hereto as Exhibit "B" and incorporated herein by this reference. In the event that the Commencement Date is delayed because (i) Lessor has agreed to perform the Compliance Obligations (as defined in Section 5.B. of Exhibit C), or (ii) of Force Majeure, the Commencement Date shall be delayed one day for each day that Lessor's performance of the Compliance Obligations within the Premises, or Force Majeure, delays the Commencement Date. Lessee shall notify Lessor in writing in the event that a Force Majeure occurrence arises that will likely delay the Commencement Date beyond eight (8) weeks following the Early Possession Date. In the event that Force Majeure delays the Commencement Date beyond eight (8) weeks following the Early Possession Date, but Lessee is utilizing all or a portion of the Premises for its business operations from and after eight
     (8) weeks following the Early Possession Date, Lessee shall pay to Lessor a proportionate share of the Base Rent and Additional Rent payable by Lessee hereunder, based upon the portion of the Premises being utilized by Lessee. As used herein, the term "Forces Majeure" shall mean any delay resulting from or caused by an Act of God, fire, earthquake, flood, explosion, action of the elements, war, invasion, insurrection, riot, mob violence, sabotage, malicious mischief, inability to procure or general shortage of labor, equipment, facilities, materials, or supplies in the open market, failure of transportation, strike, lockout, action of labor unions, litigation not within the reasonable control of Lessee, condemnation, requisition, law, order or regulation of government or civil, military or naval authority, or any other cause (excluding financial inability) whether similar or dissimilar to the foregoing not within the reasonable control of Lessee.

2.   The following is hereby added to Section 1.4, Early Possession:

     Early Possession. Lessor shall deliver possession of the Premises to Lessee
     ----------------
     on or before three (3) business days following the full execution of this Lease (the "Early Possession Date.")

3.   The following is hereby added to Section 1.5, Base Rent:

     Months 1 through 2:                $-0-
     Months 3 through 60:               $43,978.00
     Months 61 through 90:              $47,643.00
     Month 91:                          $-0-
     Months 92 through 120:             $51,308.00

     Notwithstanding the foregoing, Lessor and Lessee agree that, in the event that Lessee completes the contemplated Management Buyout (as defined in Paragraph 3 on Page 6A of the Lease), Base Rent in the amount of $43,978.00 per month shall be payable during months 1 and 2 of the term hereof, and no Base Rent shall be due from Lessee to Lessor for months 36 and 48 of the Lease term. In the event that the Management Buyout has not occurred prior to the Commencement Date, and thereafter the Management Buyout occurs, Lessee shall (i) provide written notice to Lessor that the Management Buyout has occurred within five (5) business days following the completion thereof, and (ii) pay to Lessor, with the next installment of Base Rent becoming due under the Lease, all Base Rent for months 1 and/or 2 of the term hereof not previously paid to Lessor by Lessee.

4. The following is hereby added to Section 1.6(b), Lessee's Share of Common Area Operating Expenses:

     A. Notwithstanding anything to the contrary contained herein, "Lessee's Share" of (i) Common Area Operating Expenses and (ii) expenses reimbursable to Lessor by Lessee pursuant to Section 7.2 of the Lease (collectively, the "Reimbursable Costs") shall be (a) Forty and 6/10 Percent (40.6%), based upon the square footage of the Premises (not including the square footage of the Truck Parking Area) as compared to the square footage of the Industrial Center available for lease, with respect to those Reimbursable Costs identified below as applicable to the Industrial Center, and (b) one hundred percent (100%) with respect to those Reimbursable Costs identified below as applicable to the Building.

B. Those categories of Reimbursable Costs applicable to the Industrial Center include Real Property Taxes, insurance premiums payable by Lessor, property association dues and fees payable by Lessor in connection with the recorded covenants, conditions and restrictions for California Commerce Center, miscellaneous cleaning of Common Area facilities, including without limitation, windows, walls, sidewalks, landscaping and parking lots that are part of Common Areas, miscellaneous repair and maintenance of electrical facilities and service serving the Common Areas, including without limitation, replacement of exterior lights, miscellaneous repair and maintenance of plumbing facilities and service serving the Common Areas, miscellaneous repair and maintenance of doors (excluding roll-up doors), painting of the Industrial Center, the cost of providing water, gas, and electricity for Common Area facilities, the cost of maintaining, repairing and replacing landscaping in the Industrial Center, the cost of maintaining, repairing and replacing the parking lots, paved or concreted areas and walkways within the Industrial Center, the cost of any capital improvements or replacements made to the Common Areas, and any other costs or expenses incurred by Lessor in the operation and maintenance of the Common Areas which are not part of the Reimbursable Costs applicable to the Building.

C. Those categories of Reimbursable Costs applicable to the Building include sprinkler monitoring costs for the Building, including without limitation, all testing costs, inspection costs, telephone and monitoring charges and repair or replacement costs, the cost of repairing or replacing the roof on the Building, the cost of repairing or replacing the heating, ventilating and air conditioning system serving the Building, the cost of repairing or replacing the electrical service and meters serving the Building, the cost of repairing the water and sewer service and meters to the Building, the cost of maintaining, repairing and replacing the Truck Parking Area, the cost of any capital improvements or replacements made to the Building and Truck Parking Area, and any other costs or expenses incurred by Lessor in the operation and maintenance of the Building or Truck Parking Area which are not part of the Reimbursable Costs applicable to the Common Areas.

D. Notwithstanding anything to the contrary set forth above, with respect to Reimbursable Costs that constitute replacements of equipment and improvements which Lessor is required to perform pursuant to the terms of this Lease, and any other replacements or improvements which Lessor determines to be reasonably necessary to the operation of the Industrial Center, or which are mandated or required by applicable law, ordinance or code, shall hereinafter be known as "Capital Costs." Certain Capital Costs shall be reimbursed by Lessee to Lessor hereunder as part of Reimbursable Costs each year, only to the extent of that fraction allocable to the year in question. Lessee shall reimburse Lessor each year for that portion of the Capital Cost determined by taking (i) the total Capital Cost amount incurred by Lessor, with interest on such Capital Cost amount at a rate equal to ten percent (10%) per annum over the commercially reasonable useful life of the improvement for which such Capital Cost was incurred, and (ii) multiplying such amount by a fraction, the numerator of which is the then remaining term of this Lease (or if Lessee elects to extend the term hereof, by such extended term or the remainder thereof), and the denominator of which is the commercially reasonable useful life of the improvement for which such Capital Cost was incurred. The Capital Costs subject to such amortization procedure are restricted to the following two categories: (a) those costs for capital improvements to the Industrial Center or the Building of a type which do not normally recur more frequently than every five (5) years in the normal course of operation and maintenance of facilities such as the Industrial Center or the Building (specifically excluding painting of all or a portion of the Industrial Center or Building); and (b) costs incurred for the purpose of reducing other operating expenses or utility costs, from which Lessee can expect a reasonable benefit, or that are required by governmental law, ordinance, regulation or mandate, not applicable to the Industrial Center or Building at the time of the original construction.

E. With respect to Capital Costs incurred solely for the purpose of reducing other operating expenses or utility costs, from which Lessee can expect a reasonable benefit, Lessor shall obtain Lessee's prior written consent to the incurring of such Capital Costs by Lessor, which consent shall not be unreasonably withheld or delayed. Lessee shall approve or disapprove Lessor's request to incur such Capital Costs within five (5) business days of Lessee's receipt of written notice from Lessor that it desires to incur such Capital Costs, which notice from Lessor shall describe with reasonable specificity the nature and extent of the Capital Costs proposed to be incurred. In the event that Lessee shall disapprove of Lessor's incurring of such Capital Costs, Lessee's written disapproval shall include the specific reasons for Lessee's disapproval.

F. With respect to Capital Costs incurrred for the purpose of seismically upgrading or retro-fitting the Building and which is required by governmental mandate or ordinance, Lessor and Lessee agree that the commercially reasonable useful life of such improvements shall be a period of thirty (30) years. With respect to Capital Costs incurred for the purpose of re-roofing the Building, Lessor and Lessee agree that the commercially reasonable useful life of such roof shall be a period of (i) ten (10) years, if Lessor determines to put a three-ply roof on the Building, or (ii) twenty (20) years, if Lessor determines to put a four-ply roof on the Building.

G. Lessor and Lessee acknowledge that the water pressure currently provided by the local water utility company is sufficient for Lessee's use and for the fire protection system servicing the Premises. In the event that, in the future, the water pressure provided by the local water utility company reasonably becomes insufficient for Lessee's use and the fire protection system serving the Premises, Lessor agrees, as Reimbursable Cost applicable to the Building, to install an ancillary water pump to provide water pressure reasonably sufficient for Lessee's use and for the fire protection system serving the Premises. The cost of such pump shall be deemed to be a Capital Cost, amortized in accordance with the provisions set forth above in subsection D.

5.    The following is hereby added to Section 1.8, Permitted Use:

      Use. The Premises shall be used solely for general warehouse use and
      ---
      distribution, storage, packaging, service and repair of products, for the forming of granular chlorine into tablets, the packaging of chlorine into Department of Transportation ("DOT") approved consumer sized containers, the repackaging of granular chemicals (including chlorine compounds) into DOT approved consumer sized containers, the mixing, dilution and packaging of liquid pool products and for any other uses which are incidental or reasonably related thereto, and for no other purpose."

6.    The following is hereby added as new Section 4.2(e):

      Also included within the definition of Common Area Operating Expenses shall be a yearly management fee paid Lessor for the operation and management of the Industrial Center, which in no event shall exceed ten percent (10%) of the sum of (i) Common Area Operating Expenses of the Building and/or the Industrial Center, as applicable (not including Real Property Taxes), which are payable by Lessee hereunder, plus (ii) those costs incurred by Lessor pursuant to Section 7.2 of the Lease which are applicable to the Building and/or the Industrial Center and which are payable by Lessee hereunder. The aforementioned management fee is the only management or administrative fee charged to Lessee by Lessor in connection with its management and operation of the Premises and the Industrial Center.

7.    The following is hereby added to Section 8.2(a) where indicated:

      "ONE MILLION DOLLARS ($1,000,000.00) per occurrence with a ONE MILLION DOLLAR ($1,000,000.00) annual aggregate and an umbrella policy of FIVE MILLION DOLLARS ($5,000,000.00) any occurrence,"

8.    The following is hereby added as new Section 9 where indicated:

      A.     Rights of Termination.  In the event the Premises suffers (a) an
             ---------------------
      "uninsured property loss" (as hereinafter defined) or (b) a property loss which cannot be repaired within two hundred seventy (270) days from the date of destruction under the laws and regulations of state, federal, county or municipal authorities, or other authorities with jurisdiction, Lessor may terminate this Lease as at the date of the damage upon written notice to Lessee following the casualty. In the event of property loss to the Premises which cannot be repaired within two hundred seventy (270) days of the occurrence thereof, Lessee shall have the right to terminate the Lease by written notice to Lessor within thirty (30) days following notice from Lessor that the time for restoration shall exceed two hundred seventy (270) days. Lessor shall deliver such notice to Lessee within forty-five (45) days following the date of such damage or destruction. For purposes of this Lease, the term "uninsured property loss" shall mean any loss arising from a peril not covered by the standard form of "All Risk" property insurance policy, or not covered by Lessor's policy of earthquake insurance, including any deductible related thereto (subject to the provisions of Subsection B, below.)

      B.     Earthquake Damage.  Subject to Subparagraph A, above, in the event
             -----------------
      of any earthquake damage to the Premises (not including Lessee's Special Improvements or Lessee-Owned Alterations or Utility Installations, for which Lessee shall be solely responsible) which is not covered by Lessor's policy of earthquake insurance, including any deductible related thereto, and which costs less than Fifty Thousand Dollars (50,000.00) to repair, Lessor shall be obligated to make such repairs at its sole cost and expense. Subject to Subparagraph A, above, in the event of any earthquake damage to the Premises which is not covered by Lessor's policy of earthquake insurance, including any deductible related thereto, and which costs in excess of Fifty Thousand Dollars (50,000.00) to repair, Lessor shall have no obligation to make such repairs, and may elect to terminate this Lease pursuant to Subsection A, above, unless agrees in writing, within thirty (30) days following receipt of notice from Lessor that the cost to repair is reasonably estimated by Lessor to exceed the sum of Fifty Thousand Dollars (50,000.00), to the "Capitalization Procedure" (as described below.) In the event that Lessee timely and properly notifies Lessor that it agrees to the Capitalization Procedure, Lessor shall have no right to terminate this Lease as a result of such earthquake damage, and shall commence to repair all such damage as soon as reasonably possible and thereafter to diligently prosecute such repairs to completion. In the event that Lessee timely and properly notifies Lessor that it agrees to the Capitalization Procedure, all costs of repairing such earthquake damage in excess of Fifty Thousand Dollars (50,000.00) shall be treated as a Capital Cost, as specified in Paragraph 4 of this Addendum, recoverable from Lessee in accordance therewith, with the reasonable useful life of such repairs being agreed between Lessor and Lessee to be thirty (30) years (the "Capitalization Procedure.")

      C.     Repairs.  In the event of a property loss which may be repaired
             -------
      within two hundred seventy (270) days from date of the damage, or, in the alternative, in the event the parties do not elect to terminate this Lease under the terms set forth above, then this Lease shall continue in full force and effect and Lessor shall forthwith undertake to make such repairs to reconstitute the Premises to as near the condition as existed prior to the property loss as practicable. Such partial destruction shall in no way annul or void this Lease except that Lessee shall be entitled to a proportionate reduction of Base Rent and Additional Rent following the property loss and until the time the Premises are restored. Such reduction shall be an amount which reflects the degree of interference with Lessee's business. So long as Lessee conducts its business in the Premises, there shall be no abatement until the parties agree on the amount thereof. If the parties cannot agree with forty five (45) days of property loss, the matter shall be submitted to arbitration under the commercial arbitration rules of the American Arbitration Association.
      Upon the resolution of the dispute, the settlement shall be retroactive and Lessor shall within ten (10) days thereafter refund to Lessee any sums due in respect of the reduced rental from the date of the property loss. If such dispute is arbitrated, the losing party in such dispute shall pay all the fees and cost of the American Arbitration Association in such arbitration, including without limitation the fee for the arbitrator. Lessor's obligations to restore shall in no way include any construction originally performed by Lessee or subsequently undertaken by Lessee, including without limitation Lessee's Special Improvements (as defined in Exhibit C hereto) and any

     Lessee-Owned Alterations and/or Utility Installations, but shall include solely that property constructed by Lessor prior to commencement of the Term hereof.

     D. Repair Costs. The cost of any repairs to be made by Lessor, pursuant to
        ------------
     this Section 9 of this Lease (specifically excluding Subparagraph B, above), shall be paid by Lessor utilizing available insurance proceeds. In no event shall Lessor be required to expend in restoration of the Premises more than it receives from Lessor's property insurance policies.

     E.  Total Destruction. Total destruction of the Premises shall teminiate
         -----------------
     this Lease.

     F.  Waiver. Lessee hereby waives all statutory or common law rights of
         ------
     termination in respect to any partial destruction or property loss which Lessor is obligated to repair or may elect to repair under the terms of this Article. Further, in event of a property loss to the Premises which costs in excess of Two Hundred Thousand Dollars ($200,000.00) to repair and occurring during the last two (2) years of the original term hereof or of any extension, Lessor need not undertake any repairs and may cancel this Lease unless Lessee has the right under the terms of this Lease to extend the term for an additional period of at least five (5) years and does so within thirty (30) days following the date of the property loss. In event of a property loss to the Premises during the last twelve (12) months of the original term hereof or of any extension thereof, which will take in excess of one hundred eighty (180) days to repair or restore, either Lessor or Lessee may elect to terminate this Lease upon written notice to the other.

9.   The following is hereby added as new Section 12.4:

     A. "In addition to any other conditions to Lessor's consent to a proposed or sublet of all or a portion of the Premises contained herein, Lessor and Lessee agree that should Lessor withhold its consent for any of the following reasons, which list is not exclusive, such withholding shall be deemed to be reasonable:

         (1) The tangible net worth of the proposed assignee or sublessee of all of the Premises is not at least equal to Thirty Million Dollars (provided, however, that the foregoing requirement shall not apply to a sublease of less than all of the Premises);

         (2) A proposed transferee whose occupation of the Premises would cause a diminution in the reputation of the Industrial Center or the other businesses located therein;

         (3) A proposed transferee whose impact on the Premises, the common facilities or the other occupants of the Industrial Center would be in excess of the impact caused by Lessee; or

         (4) A proposed transferee whose occupancy will require a variation in the terms of the Lease.

     B.  Procedure for Obtaining Consent. Lessor need not commence its review of
         -------------------------------
         any proposed assignment or sublet, or respond to any request by Lessee with respect to such, unless and until it has received from Lessee reasonably adequate descriptive information concerning the business to be conducted by the proposed transferee, the transferee's financial capacity, and such other information as may reasonably be required in order to form a prudent judgment as to the acceptability of the proposed assignment or sublet, including, without limitation, the following:

         (1) The past two years' Federal Income Tax returns of the proposed transferee (or in the alternative the past two years' audited annual Balance Sheets and Profit and Loss statements, certified correct by a Certified Public Accountant);

         (2)   Banking references of the proposed transferee; and

         (3) A resume of the business background and experience of the proposed transferee.

         Lessee shall reimburse Lessor as additional rent for Lessor's reasonable costs and attorneys' fees incurred in conjunction with the processing and documentation of any proposed Transfer of the Premises, whether or not consent is granted, provided that the same shall not exceed Fifteen Hundred Dollars ($1500.00) per transaction. Lessor shall approve or disapprove of Lessee's request for consent to a Transfer within five (5) business days of Lessor's receipt of all of the above referenced information from Lessee.

     C.  Recapture. By written notice to Lessee (the "Termination Notice")
         ---------
         within five (5) business days following submission to Lessor by Lessee of the information specified above, Lessor may terminate this Lease in the event of a proposed assignment of this Lease or sublet of the entire Premises.

     D.  Effect of Transfer. If Lessor consents to a proposed assignment or
         ------------------
         sublet, the following conditions shall apply:

         (1) Each and every covenant, condition or obligation imposed upon Lessee by this Lease and each and every right, remedy or benefit afforded Lessor by this Lease shall not be impaired or diminished as a result of such assignment or sublet.

         (2) On a monthly basis, any sums of money, or other economic consideration received by Lessee from the transferee in such month (whether or not for a period longer than one month), including higher rent, bonuses, key money, or the like which exceed, in the aggregate, the total sums which Lessee pays Lessor under this Lease in such month, or the prorated portion thereof if the premises transferred is less than the entire Premises, shall be payable fifty percent (50%) to Lessor and fifty percent (50%) to Lessee, and Lessor's share shall be paid with Lessee's payment of Base Rent after deduction of the reasonable out-of-pocket costs incurred by Lessee for (i) any space planning, architectural or design fees or expenses incurred in connection with such assignment or sublease,
                    (ii) any improvement allowance or other monetary consideration provided to the transferee by Lessee, (iii) reasonable legal fees incurred in connection with such assignment or sublease, (iv) costs of advertising the Premises or portion thereof which is the subject of the assignment or sublease (hereinafter, the "Transfer Costs"), pursuant to the following procedure:the Transfer Costs shall be amortized on a monthly straight line basis over the term of the assignment or sublease, and only that amortized portion of the Transfer Costs applicable to each month of the term of the assignment or sublease shall be deducted from the payment hereinabove specified to be made by Lessee to Lessor.

            (3) Subject to the provisions of Paragraph F, below, no Transfer, whether or not consent of Lessor is required hereunder, shall relieve Lessee of its primary obligation to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any person shall not be deemed to be a waiver by Lessor of any provision of this Lease or to be a consent to any assignment or sublet of the Premises.

            (4) If Lessor consents to a sublease, such sublease shall not extend beyond the expiration of the term of this Lease.

            (5) No proposed assignment or sublet shall be valid and no transferee shall take possession of the Premises or any part thereof unless, within ten (10) days after the execution of the documentary evidence thereof, Lessee shall deliver to Lessor a duly executed duplicate original of the instrument by which the proposed assignment or sublet is to be documented, in form reasonably satisfactory to Lessor which provides that (i) any assignee (but not necessarily any subtenant) assumes Lessee's obligations for the payment of rent and for the full and faithful observance and performance of the covenants, terms and conditions contained herein, (ii) such transferee will, at Lessor's election, attorn directly to Lessor in the event Lessee's Lease is terminated for any reason on the terms set forth in the instrument of transfer and (iii) such instrument of transfer contains such other assurances as Lessor reasonably deems necessary.

    E.      Excluded Transfers. Notwithstanding any provision of this Lease to
            ------------------
            the contrary, Lessor's consent shall not be required for, Lessor's recapture right specified in subparagraph C., above, shall not apply to, and Lessor shall not share in any profits of the type described in subparagraph D.2, above, with respect to, any (i) sublease of all or a portion of the Premises to Leslie's Pool Brite, a California corporation, (ii) sublease to a company that provides to Lessee (and possibly third parties) pool equipment or other parts incidental to Lessee's business operations within the Premises, (iii) lease of storage space within the Premises where the party leasing such space does not enter into possession of the Premises or any portion thereof, but merely consigns items for storage to Lessee (provided that such items consigned for storage do not include any Hazardous Substances), or (iv) any assignment of this Lease or sublease of any portion of the Premises to any entity or person which controls, is controlled by, or under common control with, Lessee. Lessee shall notify Lessor in writing of any assignment of this Lease or any sublease of all or a portion of the Premises (except for leases of storage space as contemplated by subsection (ii) above, which shall require no notice to Lessor) within ten (10) days following such assignment or sublease. Included in such notice shall be an executed copy of the document by which such assignment or sublease has been effectuated. As used above, "control" means ownership and the right to vote stock possessing at lease fifty percent (50%) of the total combined voting power of all classes of Lessee's capital stock issued, outstanding and entitled to vote for election of directors.

    F.      Release of Lessee. In the event that Lessee proposes an assignment
            -----------------
            of this Lease to an assignee that Lessor agrees meets the requirements set forth in Subparagraph A, above, upon receiving Lessor's written consent to such assignment Lessee shall be released from all of its obligations thereafter accruing under this Lease.

10. The following is hereby added as new Section 36(c):

    "Notwithstanding anything to the contrary contained in this Lease, if any provision of this Lease expressly or impliedly obligates Lessor not to unreasonably withhold its consent or approval, an action for declaratory judgment or specific performance will be Lessee's sole right and remedy in any dispute as to whether Lessor has breached such obligation."

11. The following is hereby added as new Section 49:

    "Limited Liability. In the event of default, breach, or violation by Lessor
     -----------------
    (which term includes Lessor's partners, co-venturers, co-tenants, officers, directors, employees, agents or representatives) of any Lessor's obligations under this Lease, Lessor's liability to Lessee shall be limited to its ownership interest in the Industrial Center or the proceeds of a public sale of such interest pursuant to foreclosure of a judgment against Lessor. Lessor(as defined above) shall not be personally liable for any deficiency beyond its interest in the Industrial Center."

13.   The following is hereby added as new Section 50:

      "Interruptions. It is understood that Lessor does not warrant that any of
      --------------
      the services or utilities in this Lease will be free from interruption. Lessee acknowledges that any one or more such services or utilities may be suspended or reduced by reason of repairs, alterations or improvements necessary to be made, by strikes or accidents, by action of the local utility supplier, by orders or regulations of any federal, state, county or municipal authority, and other cause beyond the reasonable control of Lessor. Any such interruption or suspension of services or utilities shall not be deemed an eviction or disturbance of Lessee's use and possession of the Premises or any part hereof, not render Lessor liable to Lessee for damages by abatement of Rent or otherwise, nor relieve Lessee of performance of Lessee's obligations under this Lease."

14.   The following is hereby added as new Section 51:

      "Condition of Premises. Except as to the specific warranties of Lessor
      ----------------------
      contained herein, and the construction obligations of Lessor, if any, stated in Exhibit "C" to this Lease, Lessee shall accept the Premises in "as is" condition as of the date of execution of this Lease by Lessee, and Lessee acknowledges that the Premises in such condition are in good and sanitary order, condition and repair."

15.   The following is hereby added as new Section 52:

      "Waiver of Claims. Provided that Lessee elects to self insure for damage
      -----------------
      to its personal property, trade fixtures, Lessee's Special Improvements, Lessee-Owned Alterations or Utility Installations, and for business interruption/loss of income due to damage or destruction to the Premises, interruptions with necessary utility services, or other events which cause Lessee economic loss because it is unable to utilize the Premises to any extent, Lessee, as a material part of the consideration to be rendered to Lessor, hereby waives all claims against Lessor for damages to goods, wares, merchandise and loss of business (including loss of income in other retail outlets of Lessee as a result of its inability to utilize the Premises to any extent) in, upon or about the Premises and injury to Lessee, its agents, employees, invitees or third persons, in, upon or about the Premises, from any cause arising at any time, including the negligence of the parties hereto."

16.   The following is hereby added as new Section 53:

      "Notice and Right to Cure Default. Lessee agrees to give any mortgagee(s)
      ---------------------------------
      and/or trust deed holders, by registered mail, a copy of any notice of default served upon Lessor, provided that prior to such notice Lessee has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such mortgagees and/or trust deed holders. Lessee further agrees that if Lessor shall have failed to cure such default within the time provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued."

17.   The following is hereby added as new Section 54:

      "Waiver of California Code Sections. In this Lease, numerous provisions
      -----------------------------------
      have been negotiated by the parties, some of which provisions are covered by statute. Whenever a provision of this Lease and a provision of any statute or other law cover the same matter, the provisions of this Lease shall control. Therefore, Lessee waives (for itself and all persons claiming under Lessee) the provisions of Civil Code Sections 1932(2) and 1933(4) with respect to the destruction of the Premises; Civil Code Sections 1941 and 1942 with respect to Lessor's repair duties and Lessee's right to repair, Code of Civil Procedure Section 1265.130, allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises by condemnation as herein defined; and any right of redemption or reinstatement of Lessee under any present or future case law or statutory provision (including Code of Civil Procedure Sections 1179) in the event Lessee is dispossessed from the Premises for any reason. This waiver applies to future statutes enacted in addition to or in substitution for the statutes specified herein."

18.   The following is hereby added as new Section 55:

      "OPTION TO EXTEND THE TERM.
      --------------------------

      1.   Notice to Exercise. Lessee shall have the right to extend the initial
           ------------------
           term hereof for two (2) additional and consecutive periods of five
           (5) years each upon the same terms and conditions as stated herein, except for the Base Rent, which shall be determined for the first Extended Term in accordance with paragraph 3, below, and which shall be determined for the second Extended Term in accordance with paragraphs 4 through 9, below; and further, except that the number of additional periods shall be reduced by one for each extension option that is exercised. Each such extension is herein referred to as an "Extended Term". Failure to timely exercise any extension option hereunder shall cause all subsequent options to immediately become null and void. Lessee must exercise its right, if at all, by written notification (the "Notice to Exercise") to Lessor not less than One Hundred Eighty (180) nor more than Two Hundred Seventy (270) days prior to the expiration of the initial term hereof, or the then current Extended Term, if any, provided that Lessee is not in Breach of this Lease as of the date (i) that Lessee exercises its right to extend the term hereof, or (ii) of the commencement of the applicable Extended Term.

2.   Options are Personal.  The options to extend granted herein are personal to
     --------------------
     the original Lessee executing this lease, and notwithstanding anything to the contrary contained in the Lease, the rights contained in this Addendum are not assignable or transferable by such original Lessee. Lessor grants the rights contained herein to Lessee in consideration of Lessee's strict compliance with the provisions hereof, including without limitation, the manner of exercise of this option.

3.   CPI Adjustment.  The Base Rent provided herein shall be subject to increase
     --------------
     at the commencement of the first Extended term hereof, and upon the expiration of the thirtieth (30th) month of the first Extended Term (hereinafter, the "adjustment dates"), as follows:

     The basis for computing the increase in Base Rent is the Consumer Price Index, All Urban Consumers, All Items, Los Angeles-San Diego-Riverside Area, published by the United States Department of Labor, Bureau of Labor Statistics (1984=100) (the "Index"). The Index which is published nearest to the commencement of the ninety-second (92nd) full calendar month of the initial term of this Lease (for the rental adjustment as of the commencement of the first Extended Term), or the immediately prior adjustment date (for the rental adjustment as of the end of the thirtieth
     (30th) month of the first Extended Term) shall be deemed to be the "Beginning Index". The Index published nearest to the applicable adjustment date shall be deemed to be the "Extension Index". If the Extension Index has increased over the applicable Beginning Index, the Base Rent until the next rent adjustment date, if any, shall be established by multiplying the Base Rent in effect immediately prior to the applicable adjustment date by a fraction, the numerator of which is the Extension Index and the denominator is the Beginning Index. In no event, however, shall the Base Rent as established at the (i) first adjustment date be less than seven percent (7%) more than, or more than fourteen percent (14%) more than, the Base Rent due immediately prior to the first adjustment date, and (ii) second adjustment date be less than seven and one-half percent (7.5%) more than, or more than fifteen percent (15%) more than, the Base Rent due immediately prior to the second adjustment date. Lessor shall notify Lessee of the amount of such adjustment, and Lessee shall acknowledge such adjustment within five (5) days of such notice from Lessor. Following adjustment of the Base Rent as specified herein, the parties shall immediately execute an amendment to the Lease on request of either party stating the new Base Rent. In the event the Extension Index has not been published as of the applicable adjustment date, the previous Base Rent shall remain in effect until publication thereof. On the first calendar month following publication of the Extension Index (the "Retroactive Date"), Lessee shall pay to Lessor (i) the Base Rent for the current month as increased as provided herein, and (ii) the monthly increase in the Base Rent resulting from the calculation upon publication of the Extension Index multiplied by the number of months that have elapsed between the last adjustment date and the Retroactive Date, such that the newly revised Base Rent shall have been paid in full commencing with the immediately preceding adjustment date.

     If the Index is changed so that the Beginning Index differs from that used for the Extension Index, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term of the Lease, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would have been obtained if the Index had not been discontinued or revised.

4.   Fair Market Rental.  If Lessee exercises the right to extend the term of
     ------------------
     the Lease for the second Extended Term contemplated hereby, then the Base Rent shall be adjusted to equal the Fair Market Rental for the Premises as of the date of the commencement of the second Extended Term, pursuant to the procedures hereinafter set forth. The term "Fair Market Rental" means the Base Rent chargeable for the Premises based upon the following factors applicable to the Premises or any comparable premises:

     (a) Rental rates being charged for comparable premises in the same geographical location;

     (b) The relative locations of the comparable premises;

     (c) Improvements, or allowances provided for improvements, or to be provided;

     (d) Rental adjustments, if any, or rental concessions;

     (e) Services and utilities provided or to be provided;

     (f) Use limitations or restrictions;

     (g) Any other relevant Lease terms or conditions.

     In no event, however, shall the Fair Market Rental be less than the Base Rent in effect immediately prior to the commencement date of the second Extended Term. The Fair Market Rental may include provision for further Base Rent adjustments during the Extended Term if such adjustments are commonly required in the market place for similar types of leases, if such adjustments are commonly required in the market place for similar types of leases.

5.   Determination of Fair Market Rental.  Upon exercise of the right to extend
     -----------------------------------
     for the second Extended Term, and included within the Notice of Exercise, Lessee shall notify Lessor of its opinion of Fair Market Rental as above defined for the second Extended Term. If the parties are unable to agree upon a Base Rent for the second Extended Term within thirty (30) days following Lessor's receipt of the Notice to Exercise, within (10) days thereafter, either party at its own cost and expense and by giving notice to the other party in writing, may appoint a real estate appraiser who is a member of the Appraisal Institute, or the Society of Real Estate Appraisers, or an equivalent professional organization, with a lease five (5) years' experience appraising properties devoted to the same general type of use (e.g. office, industrial) as the Premises in the county in which the Premises are located ("Qualified Appraiser"), to set the Fair Market Rental for the second Extended Term. The terms "Base Rent" and "Fair Market Rental" as used in this article shall be interchangeable. If a party does not appoint a Qualified Appraiser within ten (10) days after the first party has given notice of the name of its Qualified Appraiser, the single Qualified Appraiser appointed shall be the sole appraiser and shall set the Fair Market Rental for the second Extended Term. If two Qualified Appraisers are appointed by the parties, they shall meet promptly, on five (5) days' notice to the parties, to take such evidence and other information as the parties may deem reasonable to submit to the Qualified Appraiser. Within thirty (30) days after the selection of the last of the two Qualified Appraisers to be appointed by the parties, the Qualified Appraisers shall render their opinions of the Fair Market Rental of the Premises as above qualified. If the two valuations are within ten percent (10%) of each other, they shall be averaged and the average of the two shall be the Base Rent for the second Extended Term. If only one appraisal is timely submitted that opinion shall constitute the Base Rent for the second Extended Term. If the two valuations are separated by more than ten percent (10%), then the two Qualified Appraisers shall, within ten (10) days following the last date for submissions of the two appraisals of Fair Market Rental, appoint a third Qualified Appraiser. If they are unable to agree upon a third Qualified Appraiser within such ten (10) day period, either of the parties to this Lease, by giving five (5) days' notice to the other party, may demand Arbitration as specified in Section 7 of this Addendum. If neither party applies for Arbitration within the ten (10) day period herein specified, the two appraisals of Fair Market Rental shall be averaged as stated above, and such average shall be the Base Rent for the second Extended Term.

6.      Arbitration. In the event the parties are unable to mutually agree upon
        -----------
        a Base Rent for the second Extended Term, and in such event proceed to the Appraisal or Arbitration procedure herein specified, both parties shall be bound to submit the matter for such determination. The procedure specified in this article for appointment of Qualified Appraisals, delivery of appraisals, appointment of an Arbitrator, and determination of Fair Market Base Rental Value thereby, is herein collectively referred to as "Arbitration." The Arbitration shall be conducted and determined in the County where the Premises are situated. If the Arbitration is not concluded before the commencement of the second Extended Term, Lessee shall pay Base Rent to Lessor in an amount equal to the Fair Market Rental set forth in the appraisal be Lessor's Qualified Appraiser until the Fair Market Rental is determined in accordance with the arbitration provisions hereof. If the Fair Market Rental as determined by Arbitration differs from that stated by Lessor's Qualified Appraiser, then any adjustment required to correct the amount previously paid by Lessee shall be made by payment by the appropriate party within thirty (30) days after the determination of Fair Market Rental by Arbitration has been concluded, as provided herein. Lessee shall be obligated to make payment during the entire second Extended Term of the Base Rent determined in accordance with the Arbitration procedures hereunder.

7.      Demand for Arbitration. A party demanding Arbitration hereunder shall
        ----------------------
        make its demand in writing ("Demand Notice") within ten (10) days after receipt of notice from the Qualified Appraisers that they have failed to appoint a third Qualified Appraiser as specified in Section 5 above. A copy of the Demand Notice shall be sent to the President of the Real Estate Board for the County in which the Premises are located. If there is no Real Estate Board, or Board President, in said County then a copy of the Demand Notice shall be sent to the Presiding Judge of the highest trial court in such County for the State in which the Premises are located. The Board President or Presiding Judge, whichever is applicable, is hereinafter referred to as the "Appointer." The Appointer, acting in his personal, private capacity, shall appoint within ten (10) days thereafter a Qualified Appraiser. The Arbitrator shall be qualified to serve as an expert witness, over objection, to give opinion testimony addressed to the issue in a court of competent jurisdiction.

8.      Decision of the Arbitrator. As used herein, the term Arbitrator refers
        --------------------------
        to a third Qualified Appraiser, selected by any of the methods heretofore set forth. The Arbitrator shall, within sixth (60) days after his appointment, state in writing his determination as to whether the Fair Market Rental stated by Lessor's Qualified Appraiser or the Fair Market Rental stated by Lessee's Qualified Appraiser, most closely approximates his own. The Arbitrator shall have the right to consult experts and competent authorities consultation shall be made in the presence of both parties with full right to cross examine. The Arbitrator may not state his own opinion of Fair Market Rental, but is strictly limited to the selection of one of the two appraisals submitted by the other two Qualified Appraisers. The Arbitrator shall have no right to propose a middle ground or any modification of either of the proposed valuation, and shall have no power to modify this Lease. The valuation so chosen as most closely approximating that of the Arbitrator shall constitute his decision, shall be deemed the Base Rent for the second Extended Term and shall be final and binding upon the parties absent fraud or gross error. The Arbitrator shall render a decision and ward in writing, with counterpart copies to each party. Judgement may be entered thereon in any court of competent jurisdiction.

9.      Successor Arbitrator: Fees and Expenses. In the event of failure,
        ---------------------------------------
        refusal, or inability of the Arbitrator to act in a timely manner, a successor shall be appointed in the same manner as such Arbitrator was first chosen hereunder. The fees and expenses of the Arbitrator and for the administrative hearing fee, if any, shall be divided equally between the parties. Each party shall bear its own attorneys' fees and other expenses including fees of witnesses in presenting evidence, and the fees and cost of its own Qualified Appraiser."

IN WITNESS WHEREOF, the parties have initialed this Addendum to Lease on the date set forth above.

LESSOR:  J
       --------

LESSEE:  BPM
       --------

                         EXHIBIT A - INDUSTRIAL CENTER




                  [DIAGRAM OF INDUSTRIAL CENTER APPEARS HERE]

                                  EXHIBIT "B"

                        ACKNOWLEDGMENT OF COMMENCEMENT


This Acknowledgment of Commencement is made as of __________, 199_, with reference to that certain Lease Agreement (hereinafter referred to as the "Lease") dated _____________, by and between Bedford Property Investors, Inc., a Maryland corporation as "Lessor" therein, and Leslie's Poolmart (Inc). a
                                              --------------------------
California corporation as "Lessee" for the demised premises situated at 1595
----------------------                                                  ----
Dupont Avenue, Ontario, California.
----------------------------------

The undersigned hereby confirms the following:

1. That the Lessee accepted possession of the Premises (as described in said Lease) on __________, 199_, and subject to the express warranties of Lessor contained in Sections 2.2 and 2.3 of the Lease, acknowledges that the Premises are as represented by the Lessor and in good order, condition and repair, and that the improvements, if any, required to be constructed for Lessee by Lessor under this Lease have been so constructed and are satisfactorily completed in all respects.

2. That all conditions of said Lease to be performed by Lessor prerequisite to the full effectiveness of said Lease have been satisfied and that Lessor has fulfilled all of its duties of an inducement nature.

3. That the Commencement Date of the Original Term is ___________, 199_, and that, unless sooner terminated, the Original Term thereof expires on ________________ ("Expiration Date.")

4. That said Lease is in full force and effect and that the same represents the entire agreement between Lessor and Lessee concerning said Lease.

5. That there are no existing defenses which Lessee has against the enforcement of said Lease by Lessor, and no offsets or credits against rentals.

6. That the Base Rent under said Lease is presently in effect and that all rentals, charges and other obligations on the part of Lessee under said Lease commenced to accrue on ____________, 199_.

7. That the undersigned Lessee has not made any prior assignment, hypothecation or pledge of said Lease or of the rents thereunder.

     LESSEE:
     -------


     By:
        ---------------------------------

     Name: (Print):
                    ---------------------

     Its:
         --------------------------------
           (Title)

                                  EXHIBIT "C"
                           CONSTRUCTION OBLIGATIONS

      The purpose of this Exhibit C is to set forth the responsibilities of the Lessor and Lessee with respect to the design and construction of the Premises.

      1.    Plans and Specifications
            ------------------------

            (a) Lessor and Lessee have reviewed and approved the preliminary space plan (the "Preliminary Plan") for the construction of certain improvements consisting of office space and other improvements attached hereto as Exhibit C-1 (the "Tenant Improvements.") Lessee shall submit any final plans and specifications for the Tenant Improvements to Lessor as and when completed (the "Tenant Improvement Plans.") Provided that the Tenant Improvement Plans do not materially deviate from the Preliminary Plan, Lessor shall approve the Tenant Improvement Plans within three (3) business following Lessor's receipt thereof. In the event that the Tenant Improvement Plans do materially deviate from the Preliminary Plan, Lessor shall notify Lessee of its approval or reasonable disapproval of the Tenant Improvement Plans within three (3) business following Lessor's receipt thereof, with such notice specifying the revisions that Lessor reasonably requires to the Tenant Improvement Plans in order to approve the same.

            (b) Within thirty (30) days following full execution of the Lease to which this Exhibit C is attached, Lessee shall submit to Lessor for Lessor's approval, which approval shall not be unreasonably withheld or delayed, two (2) sets of complete plans and specifications for the layout, construction and finish of "Lessee's Special Improvements" (as defined below), consistent with the design and construction of the Base Building Work (as hereinbelow described), including mechanical and electrical drawings and floor and ceiling plans, showing the location of partitions, light fixtures, electrical outlets, telephone outlets, sprinklers, doors, wall finishes, floor coverings and other materials and finishes as Lessee may desire ("Lessee's Plans.")

            (c) The Tenant Improvement Plans and Lessee's Plans shall be prepared by a licensed architect and/or engineer, and shall be in a form sufficient to secure approval from all governmental authorities having jurisdiction over the approval thereof, and shall be otherwise reasonably satisfactory to Lessor.

            (d) If Lessor reasonably disapproves Lessee's Plans, or any portion thereof, Lessor shall notify Lessee of such disapproval within five (5) business following Lessor's receipt thereof, specifying the revisions that Lessor requires in order to obtain Lessor's approval (hereinafter the "Revision Notice"). Within ten (10) days after receipt of the Revision Notice, Lessee shall submit to Lessor plans and specifications, revised to incorporate the changes required by Lessor. Such revised plans and specifications shall be subject to Lessor's approval within three (3) business following Lessor's receipt thereof, not to be unreasonably withheld. The revised Tenant Improvement Plans and Lessee's Plans approved by Lessor are herein after referred to as the "Final Plans".

            (e) All interior decorating services such as the selection of wall paint colors and/or wall coverings, fixtures, carpeting and other decorator selection efforts required by Lessee shall be provided by Lessee at Lessee's sole cost and expense and, if not already included within the Final Plans approved by Lessor, shall be subject to the approval of Lessor within three (3) business following Lessor's receipt thereof, not to be unreasonably withheld.

      2.    Lessee's Non-Standard Improvements. Lessor and Lessee acknowledge
            ----------------------------------
and agree that Lessee shall be constructing within the Premises, in the approximate location and configuration as shown on Exhibit C-1 hereto, certain special improvements necessary for the operation of Lessee's business within the Premises, as follows: a containment facility for Lessee's storage of chlorine and/or other chemicals used in operation of Lessee's business (hereinafter, "Lessee's Special Improvements"). Notwithstanding anything herein to the contrary, Lessee's Special Improvements shall be included in Lessee's Plans and in the Final Plans; provided, however, that Lessor shall have no obligation to pay for, or to contribute to the payment for, Lessee's Special Improvements, all of which shall be designed, permitted and constructed by Lessee at its sole cost and expense. Upon the expiration or earlier termination of this Lease, Lessee, at its sole cost and expense, shall remove all of Lessee's Special Improvements and shall restore the Premises to the condition existing prior to the installation of Lessee's Special Improvements.

      3.    Base Building Work.  Subject to the provisions of the Lease to which
            ------------------
this Exhibit is attached, Lessor shall deliver the Building in which the Premises are located, in "as-is where-is" condition, with such improvements and amenities as are then constructed within the Building (collectively hereinafter referred to as the "Base Building Work.")

      4.    Building Permit. Following approval by Lessor of the Final Plans, or
            ---------------
concurrently therewith, Lessee shall submit such plans for approval of the governmental agencies having jurisdiction thereover, and shall, as soon as reasonably possible, obtain two (2) building permits (one each for the Tenant Improvements and Lessee's Special Improvements) and any and all other governmental approvals necessary for the construction of the Tenant Improvements and Lessee's Special Improvements, in conformance with the Final Plans, and for the operation of Lessee's business within the Premises (hereinafter the "Permits.") Lessor and Lessee acknowledge and agree that the Permits for construction of the Tenant Improvements may be obtained prior to obtaining the Permits-for the construction of Lessee's Special Improvements and/or the Permits for Lessee's business operations within the Premises, and that Lessee may begin construction of the Tenant Improvements prior to obtaining all Permits for the construction of Lessee's Special Improvements or the operation of Lessee's business within the Premises, subject to the provisions set forth below in
Section 5. The Tenant Improvements and Lessee's Special Improvements are sometimes collectively referred to herein as the "Improvements."

      5.    Termination Rights. Lessor and Lessee shall both have the right to
            ------------------
terminate this lease, upon not less than ten (10) days prior written notice to the other, in accordance with the following terms and provisions:

          A. Lessee's Termination Right. In the event that, after using
             --------------------------
reasonable efforts, Lessee is unable, on or before twelve (12) weeks following the Early Possession Date, to obtain all necessary Permits for the construction of Lessee's Special Improvements and/or for Lessee's business operations within the Premises, Lessee, in conformance with the terms hereof, may elect to terminate this Lease ("Lessee's Termination Right.") In the event that Lessee fails to terminate this Lease in conformance herewith on or before twelve (12) weeks following the Early Possession Date, Lessee's Termination Right shall expire and be deemed null and void and of no further force and effect, and Lessee shall have no further right to terminate this Lease pursuant to this Section. In the event that Lessee shall have undertaken the construction of any of the Improvements prior to the exercise of Lessee's Termination Right as specified herein, Lessee shall be obligated, at its sole cost and expense, to
(i) pay for all Improvements so constructed by Lessee (notwithstanding the provisions of Section 11, below, requiring Lessor to partially or totally reimburse Lessee for the cost of constructing the Tenant Improvements), and (ii) remove all such Improvements constructed by Lessee and restore the Premises to the condition existing prior to such construction.

          B. Lessor's Termination Right. In the event that, as a result of
             --------------------------
Lessee's attempt to obtain all necessary Permits or otherwise, any governmental or other authority shall require that any alterations, improvements, replacements, repairs or other construction or compliance obligations be performed within or about the Premises, the Building and/or the Industrial Center (the "Compliance Obligations"), which Compliance Obligations in the aggregate cost in excess of Fifty Thousand Dollars ($50,000.00), Lessor may elect, subject to Lessee's right to continue the Lease as set forth below, to terminate this Lease ("Lessor's Termination Right"). Lessee shall provide Lessor with written notice of any such Compliance Obligations immediately upon Lessee's learning of such Compliance Obligations, and Lessor's reasonable estimate of the cost thereof. In the event that the estimated cost is in excess of Fifty Thousand Dollars ($50,000.00), and Lessor notifies Lessee that it intends to exercise Lessor's Termination Right as a result thereof, Lessee may notify Lessor that it desires to continue the Lease in full force and effect, notwithstanding Lessor's Termination Right, and in such event it shall be deemed that Lessee has agreed to pay all costs of the Compliance Obligations in excess of Fifty Thousand Dollars ($50,000.00) pursuant to the following procedure:
Lessee shall reimburse Lessor each year for that amortized portion of the costs of the Compliance Obligations in excess of Fifty Thousand Dollars ($50,000.00), determined by taking the total costs of the Compliance Obligations in excess of Fifty Thousand Dollars ($50,000.00), with interest on such costs at a rate equal to ten percent (10%) per annum, and amortizing such costs over the term of this Lease. In the event that Lessor does not elect to exercise Lessor's Termination Right and is willing to perform such Compliance Obligations, Lessor shall notify Lessee of such fact in writing, and Lessor shall thereafter commence such Compliance Obligations and diligently prosecute such Compliance Obligations to completion. Notwithstanding anything to the contrary contained herein, the initial Fifty Thousand Dollar ($50,000.00) cost of Compliance Obligations undertaken by Lessor shall be deemed to be Common Area Operating Expenses and, to the extent required by the terms of this Lease, may be deemed to be Capital Costs and, if so characterized, shall be amortized in conformance with the terms hereof.

     Lessee and Lessor agree that Lessor shall have no obligation to pay any brokerage commission or fee in connection with this Lease transaction to any person or entity whatsoever, including without limitation any person or entity representing Lessee in connection herewith, unless and until Lessee' Termination Right and/or Lessor's Termination Right shall expire. In the event that Lessee' Termination Right and/or Lessor's Termination Right shall be timely and properly exercised, (i) Lessee hereby agrees to indemnify and hold Lessor harmless from and against any loss, cost, claim, suit, proceeding, liability, fee (including without limitation, reasonable attorney's fees and cost) or expense incurred by Lessor as a result of any person or entity claiming a brokerage fee or commission from Lessor for the representation of Lessee in connection herewith, and (ii) Lessor hereby agrees to indemnify and hold Lessee harmless from and against any loss, cost, claim, suit, proceeding, liability, fee (including without limitation, reasonable attorney's fees and costs) or expense incurred by Lessee as a result of any person or entity claiming a brokerage fee or commission from Lessee for the representation of Lessor in connection herewith.

     6.   Contractor; Construction. Lessor and Lessee agree that Altman
          ------------------------
Construction ("Altman") shall be the general contractor for the construction of the Improvements. Following Lessor's and Lessee's written approval of the Final Plans, and Lessee's obtaining of the Permits for the construction of the Tenant Improvements and/or the Lessee's Special Improvements (it being agreed by Lessor and Lessee that Permits for the Tenant Improvements and the Lessee's Special Improvements shall be obtained separately and that Lessee, subject to the provisions hereof, including without limitation Section 5, may commence construction of the Tenant Improvements prior to obtaining all Permits necessary for the construction of Lessee's Special Improvements or for the operation of Lessee's business within the Premises), Lessee shall cause Altman to commence construction of the Improvements and diligently prosecute the same to completion.

     7.   Changes, Additions and Alterations. If Lessee shall request any
          ----------------------------------
change, addition or alteration in the Final Plans (each, a "Change Request"), such change, addition or alteration in the Final Plans shall be subject to Lessor's prior written approval within three (3) business following Lessor's receipt of the Change Request, not to be unreasonably withheld. No such Change Request, nor any other delay in the completion of the Improvements except as specifically provided in Paragraph 1 of the Addendum, shall delay the commencement date of this Lease beyond eight (8) weeks following the Early Possession Date.

     8.   Costs. Subject to reimbursement by Lessor of the "Improvement
          -----
Allowance" (as defined below), Lessee shall be solely responsible for any and all costs and expenses incurred in connection with the construction of the Improvements, including without limitation, all fees and costs of the Designer.

     9.   Ownership. All Tenant Improvements, not including Lessee's Special
          ---------
Improvements, shall become the property of Lessor immediately upon the completion thereof, and Lessee hereby agrees to assign to Lessor any warranties or other guaranties obtained by Lessee in connection with the construction of Tenant Improvements. All Lessee's Special Improvements shall be paid for and owned by Lessee.

     10.  Improvement Allowance. Lessor shall contribute up to a maximum amount
          ---------------------
of One Hundred Fifty

Thousand Dollars ($150,000.00) towards the cost of the Tenant Improvements (the "Improvement Allowance"). Notwithstanding anything to the contrary contained herein, in no event shall Lessor be obligated to pay any portion of the Improvement Allowance towards the cost of designing, permitting or constructing Lessee's Special Improvements, which shall be paid for solely by Lessee. Lessor shall pay such portion of the Improvement Allowance as Lessee has expended in the design, permitting and construction of the Tenant Improvements within thirty
(30) days following completion of the Tenant Improvements and presentation to Lessor by Lessee of (i) bills and invoices reasonably acceptable to Lessor, detailing the amounts spent by lessee on the design, permitting and construction of the Tenant Improvements, and (ii) unconditional lien releases and waivers from the Contractor and all subcontractors and material suppliers, in the form required by applicable state law, or such other evidence reasonably satisfactory to Lessor either (a) showing that all such parties have been paid in full and have released any rights to lien the Building or the Premises for non-payment, or that (b) Lessee has fully bonded any such lien rights in accordance with applicable State law and otherwise in a manner reasonably acceptable to Lessor. Any costs of constructing the Tenant Improvements in excess of the Improvement Allowance, and all costs of constructing Lessee's Special Improvements, shall be paid for solely by Lessee. In the event that Lessor shall fail to so reimburse to Lessee the Improvement Allowance, Lessee may deduct the amount of the Improvement Allowance (or so much thereof as Lessor has failed to pay to Lessee in conformance with the terms hereof) from the Base rent first becoming due hereunder by Lessee to Lessor. In the event that, following completion thereof, the Tenant Improvements shall cost less than the total Improvement Allowance, as evidenced by bills and invoices therefore reasonably acceptable to Lessor, any portion of the Improvement Allowance not so spent on the Tenant Improvements, up to a maximum of Fifty Thousand Dollars ($50,000.00), shall be credited by Lessor toward the Base Rent first becoming due hereunder by Lessee to Lessor.

                                   EXHIBIT D
                             RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name of notice shall be inscribed, displayed or printed or affixed on the Building or to any part thereof, or which is visible from the outside of the Building, without the written consent of Lessor, first had and obtained and Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Lessee. All approved signs or lettering on doors shall be printed, affixed or inscribed at the expense of Lessee by a person approved by Lessor.

2. If a directory is located at the Building, it is provided exclusively for the display of the name and location of Lessee only and Lessor reserves the right to exclude any other names therefrom.

3. The sidewalks, passages, exits, entrances, and stairways in and around the Building shall not be obstructed by Lessee or used by it for any purpose other than for ingress to and egress from the Premises. The passages, exits, entrances, stairways and roof are not for the use of the general public and Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgement of Lessor shall be prejudicial to the safety, character, reputation and interests of the building and its tenants, provided that nothing therein contained shall be construed to prevent such access to persons with whom Lessee normally deals in the ordinary course of Lessee's business unless such persons are engaged in illegal activities. Neither Lessee nor any employees or invitees of Lessee shall go upon the roof of the Building without Lessor's prior consent not to be unreasonably withheld; provided, however, that Lessee may go upon the roof in the case of an emergency situation requiring immediate action. Lessee shall be responsible for any damage to the roof caused by Lessee's activities thereon.

4. Lessee shall provide Lessor with the keys to any additional lock or locks installed by Lessee on any door in the Building for the purpose of emergency access by Lessor.

5. The toilets and urinals shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers or other substances of any kind shall be thrown into them. Waste and excessive use of water shall not be allowed. Lessee shall be responsible for any breakage, stoppage or damage resulting from the violation of this rule by Lessee or its employees or invitees.

6. Less shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof.

7. The Premises shall not be used for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

8. Lessee shall not use or keep in the Premises any kerosene, gasoline, or other inflammable or combustible fluid or material (other than those substances necessary to Lessee's business operation), or use any method of heating or air conditioning other than that supplied by Lessor or installed by Lessee with Lessor's consent.

9. Lessor will direct electricians as to the manner and location in which telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Lessor. The location of telephones, call boxes, and other office equipment affixed to the Premises shall be subject to the approval of Lessor.

10. Lessee shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Lessor. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by Lessee.

11. Any window covering desired by Lessee which is visible from the exterior of the Premises shall be approved by Lessor.

12. Lessor reserves the right to exclude or expel from the Building any person who, in the judgement of Lessor, is intoxicated or under the influence or liquor or drugs, or who shall in any manner do any act in violation of the rules and regulations of the Building.

13. Lessee shall not disturb, solicit, or canvass any occupant of the Building.

14. Without the written consent of Lessor, Lessee shall not use the name of the Building in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

15. Lessee shall not permit any contractor or other person making any alterations, additions or installations within the Premises to use the Common Areas for storage of materials, for construction activities or otherwise, without the prior written consent of the Lessor. Lessee shall be liable for and shall pay the expense of any additional cleaning or other maintenance required to be performed by Lessor in the Common Areas as a result of the transportation or storage of material or work performed within the Building by or for Lessee.

16. Lessee shall be entitled to use parking spaces as mutually agreed upon between Lessee and Lessor subject to such reasonable conditions and regulations as may be imposed from time to time by Lessor. Lessee agrees that vehicles of Lessee or its employees or agents shall not park in driveways nor occupy parking spaces or other areas reserved for any use such as Visitors, Delivery, Loading, or other tenants. Lessor or its agents shall have the right to cause or be removed any car of Lessee, its employees or agents, that may be parked in unauthorized areas, and Lessee agrees to save and hold harmless

Lessor, its agents and employees from any and all claims, losses, damages and demands asserted or arising in respect to or in connection with the removal of any vehicle. Lessee, its employees, or agents shall not park campers, trucks or cars on the Building parking areas overnight or over weekends, unless performing work within the Premises during such periods. Lessee will from time to time, upon request of Lessor, supply Lessor with a list of license plate numbers of vehicles owned or operated by its employees and agents.

17. Canvassing, soliciting and peddling is prohibited in the Building and Lessee shall cooperate to prevent the same.

18. Lessor is not responsible for the violation of any rule contained herein by any tenants.

19. Lessor may waive any one or more of these rules for the benefit of any particular tenant, but no such waiver shall be construed as a waiver of Lessor's right to enforce these rules against any or all tenants occupying the Building.

20. If required by Applicable Law or ordinance, Lessee is responsible for purchasing and installing a security system for the Premises. The cost of purchasing, installing, maintaining and operating any such system shall be at the sole cost and expense of Lessee.

21. The display, carrying, and use of pistols, rifles, shotguns and other firearms is prohibited in and about the Building, the parking lots and other common areas, except for authorized municipal, state and federal law enforcement personnel. Lessee and its employees, agents and invitees shall not display, carry or use any firearms within the Building, parking lots or other common areas.

22. Lessor reserves the right to make reasonable modifications hereto and such other and further reasonable rules and regulations as in its judgement may be required for the safety, care and cleanliness of the Building and the Industrial center and for the preservation of good order therein. Lessee agrees to abide by all such rules and regulations; provided, however, that in any conflict between such rules and regulations and the terms and conditions of the Lease, the terms and conditions of the Lease shall control.

                                   EXHIBIT E



RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

The Prudential Insurance Company
of America
Four Embarcadero Center, Suite 2700
San Francisco, California 94111

            SUBORDINATION, NO-DISTURBANCE AND ATTORNMENT AGREEMENT

            NOTE: THE SUBORDINATION PROVIDED FOR IN THIS AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE BECOMING SUBJECT TO AN
           INTEREST IN THE PROPERTY CREATED BY SOME OTHER INSTRUMENT


     This Subordination, Non-disturbance and Attornment Agreement (this "Agreement") is made as of _______________, 199_, by and among THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Lender"), Bedford Property Investors, Inc., a California Corporation ("Landlord"), and Leslie's Poolmart, Inc., a California Corporation ("Tenant").

                               R E C I T A L S:

     A. Lender will make or has made a loan (the "Loan") to Landlord secured or to be secured by that certain Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents and Proceeds executed by Landlord, as trustor, in favor of a trustee for the benefit of Lender, as beneficiary (as amended from time to time, the "Deed of Trust") encumbering the property commonly known as Dupont Industrial Center (the "Property"), which Property is more particularly described on Exhibit A attached hereto and incorporated herein by this
             ---------
reference.

     B. Tenant has leased a portion of the Property (the "Premises") pursuant to a Lease dated as of __________________, 199_ (The "Lease").

     C. Lender requires the agreements, statements and assurances contained in this Agreement. Tenant understands that, in making the Loan, Lender will rely on the agreements, assurances and statements made in this Agreement.

        NOW, THEREFORE, Lender, Tenant, and Landlord agree as follows:

1.      Subordination. Tenant agrees that the Lease, and the rights of Tenant
        -------------
in, to and under the Lease and the Property, are hereby subjected and subordinated, and shall remain in all respects and for all purposes subject and subordinate, to the lien of the Deed of Trust, and to any and all renewals, modifications and extensions of the Deed of Trust, and any and all other instruments held by Lender as security for the Loan.

2.      Tenant Not To Be Disturbed. Lender agrees that it will not join Tenant
        --------------------------
as a party defendant in any action or proceeding foreclosing the Deed of Trust unless such joinder is necessary to foreclose the Deed of Trust, and then only for such purpose and not for the purpose of terminating the Lease. If Lender or any other party shall become the owner of the Premises by reason of foreclosure, whether judicial or non-judicial or other proceedings brought to enforce the Deed of Trust or by deed in lieu of foreclosure (collectively a "Succeeding Owner"), such Succeeding Owner agrees that so long as Tenant is not in default under the Lease or this Agreement (beyond the cure period (if any) granted to Tenant under the terms of the Lease), Tenant's possession or occupancy of the Premises shall not be disturbed, diminished or interfered with by Lender during the remaining term of the Lease.

3.      Tenant To Attorn To Lender. If a Succeeding Owner shall become the owner
        --------------------------
of the Premises by reason of foreclosure, whether judicial or non-judicial or other proceedings brought to enforce the Deed of Trust or by deed in lieu of foreclosure, the Lease shall, subject to the provisions set forth in clauses (a) through (e) below, continue in full force and effect, such Succeeding Owner shall perform (but shall not personally assume) the obligations of the original Landlord thereunder, and Tenant hereby agrees to attorn to the Succeeding Owner as Tenant's lessor, provided, however, that in any and all events, the Succeeding Owner shall not be:

        (a) Liable for any act or omission of any prior lessor (including Landlord) or subject to any offsets or defenses which Tenant might have against any such prior lessor;

        (b) Liable or obligated to expand the Property, pay tenant improvement allowances, construct additional improvements or otherwise expend funds which are capital in nature, other than expenses for ordinary maintenance and repair;

        (c) Liable to reconstruct the Premises or the Property to the extent insurance proceeds are not available therefor;

        (d) Liable for any obligation to indemnify or reimburse Tenant, any leasehold mortgagee, or any other third party or any of their respective successors and assigns from and against any loss, liability, damage or cost relating to or arising from the presence of any toxic or hazardous materials on, under or about the Property; or

        (e) Liable or bound by any right of first refusal or option to purchase all or any portion of the Property set forth in the Lease;

        (f) Bound by any material amendment or material modification of the Lease made without its consent;

        (g) Liable to Tenant for any security deposit paid to any prior landlord (including Borrower) which security deposit was not transferred to Lender or Purchaser

        (h) Bound by any rent or additional rent which the Tenant might have paid for more than the current month to any prior landlord (including the Borrower);

        (i) Bound by any provision of Section 6.2(c) of the Lease, or any other indemnification provision of the Lease relating to Landlord's obligation to indemnify Tenant for matters arising out of the presence, use or disposal of hazardous or toxic substances on the Property.

The agreements to attorn contained in this Paragraph are intended to be self-effectuating in favor of any Succeeding Owner. Nevertheless, upon written request Tenant shall provide such written evidence as may be reasonably required by any Succeeding Owner of the continuing effectiveness of Tenant's obligations under this Agreement and the Lease as modified by this Agreement.

4.      Rental Payments.  Tenant agrees that upon written demand from Lender at
        ---------------
any time prior to release of the Deed of Trust, it will pay rent under the Lease to Lender. Landlord hereby releases Tenant from all claims arising out of Tenant's payment of rent as instructed by Lender in writing.

5.      Lender's Notice of Default and Options to Cure.  Tenant agrees that,
        ----------------------------------------------
until release of the Deed of Trust, it shall not invoke any remedies under the Lease for breaches or defaults by the Landlord without having first given to Lender (i) written notice of such default and (ii) the greater of
(a) 30 days after the period provided under the Lease for cure by the Landlord of such default or (b), if cure of such default requires possession of the property, 30 days after Lender has obtained possession within which to cure such default. Notwithstanding any provision contained in this Agreement to contrary,
(x) Lender shall be under no obligation to cure any default under the Lease, and
(y) Tenant's obligation contained herein to forbear exercise of its rights and remedies under or with respect to the Lease shall not be defeased by Lender's failure to cure, (A) any default of Landlord described in clauses 3(a) through
(e), inclusive, or (B) any other default under the Lease that cannot reasonably be cured through the expenditure of money (i.e., the bankruptcy of Landlord).

6.  Assignment of Lease.  Tenant understands that Landlord's interest in the
    -------------------
Lease has been assigned to Lender in connection with the Loan and that no amendment modification or termination of the Lease shall be effective unless approved in writing by Lender. Except as provided herein, however, Lender shall assume no duty, liability or obligation to Tenant under the Lease.

7.  Notices.  Any notices under this Agreement shall be sent by certified mail
    -------
to the addresses indicated below.

8.  Successors and Assigns.  This Agreement shall be binding upon and shall
    ----------------------
inure to the benefit of the parties and their heirs, administrators, representatives, successors, and assigns.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parities hereto as of the day and year first above written.

                                            LENDER:

                                            THE PRUDENTIAL INSURANCE COMPANY OF
                                            AMERICA, a New jersey corporation

                                            By:
                                               --------------------------------
                                               Its:
                                                   ----------------------------

                                            Address:

                                            Four Embarcadero Center
                                            Suite 2700
                                            San Francisco, CA 94111

                                            LANDLORD:

                                                                            , a
                                            --------------------------------
                                            --------------------------------

                                            By:
                                               --------------------------------
                                               Its:
                                                   ----------------------------

                                            Address:

                                            --------------------------------
                                            --------------------------------
                                            --------------------------------

                                           TENANT:


                                           ____________________, a
                                           ____________________

                                           By: ________________________
                                              Its: ____________________

                                           Address:

                                           _________________________
                                           _________________________
                                           _________________________

                                   EXHIBIT A

                          [REAL PROPERTY DESCRIPTION]